SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 1999



                             CYBEROPTICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Minnesota                  (0-16577)         41-1472057
                ---------                  ---------         ----------
     (State or other jurisdiction of   COMMISSION FILE NO.   (I.R.S. Employer
     incorporation or organization)                          Identification No.)

        5900 Golden Hills Drive
        MINNEAPOLIS, MINNESOTA                               55416
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(Address of principal executive offices)                     (Zip Code)


                                 (612) 542-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On May 5, 1999, CyberOptics Corporation ("CyberOptics") completed the acquisition of substantially all of the operating assets of HAMA Laboratories, Inc. ("HAMA") through HAMA Sensors, Inc, a newly formed, wholly-owned subsidiary of CyberOptics ("HSI"). Pursuant to the Asset Purchase Agreement (the "Agreement") between HSI, HAMA and the two shareholders of HAMA, HSI paid HAMA $6,750,000 of cash at closing, $500,000 of which was deposited in an escrow account to cover certain indemnities in the Agreement and is subject to partial release six and 12 months after closing. In addition, the Company agreed to pay HAMA up to $4.1 million of additional consideration based on gross profit over defined thresholds from the acquired business for the years ending April 30, 2000, 2001 and 2003, but not in any event aggregate consideration exceeding $10,850,000. The entire purchase price was financed by cash on hand. CyberOptics guaranteed the financial obligations of HSI in the Agreement.

         HAMA was founded in 1992 and currently supplies wafer-mapping sensors to virtually every major OEM of robotic wafer handling equipment. HAMA wafer-mapping sensors inspect for the presence or absence of silicon wafers in slotted cassettes that store the wafers during transport to the various fabrication work stations. HAMA sensors also determine if each silicon wafer is properly aligned in its slot to ensure that it will not be damaged by the insertion of the next wafer. Alignment sensors are used to determine the center and orientation of the wafer during processing and inspection.

         HSI hired all of the employees of HAMA Laboratories, Inc. and intends to continue to operate the HAMA business in California. The Agreement required that HAMA Laboratories, Inc. change its name and the business of HSI will continue to be operated under the "HAMA" name.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         a)       Financial statements of the business acquired

                  Financial statements required by this item will be filed by amendment to this initial report no later than July 19, 1999.

         b)       Pro forma financial information

                  Pro forma financial information required by this item will be filed by amendment to this initial report no later than July 19, 1999.

         c)       Exhibits

         Exhibit Number               Description
         --------------               -----------
               2.1             Asset Purchase Agreement

               2.2             Escrow Agreement

              20.1             Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CYBEROPTICS CORPORATION


                                         By /s/ Steven M. Quist
                                            -----------------------------
                                            Steven M. Quist, President

Dated: May 20, 1999